UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2007

SPAR Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27824 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

555 White Plains Road, Suite 250, Tarrytown, New York	10591
(Address of Principal Executive Offices)	(Zip Code)

      Registrant's telephone number, including area code: (914) 332-4100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01           Entry into a Material Definitive Agreement.

On November 8, 2007, the Audit Committee and the Board of Directors (the "Board") of SPAR Group, Inc. (the "Registrant"), in accordance with its policies respecting related party transactions, approved changes to the Amended and Restated Programming and Support Agreement by and between SPAR Marketing Force, Inc., a subsidiary of the Registrant and SPAR Infotech, Inc. ("SIT "), an affiliate of the Registrant to be dated and effective as of September 15, 2007 (as amended and restated through such date, the "Programming Agreement"). The changes approved included a renewal of the agreement to provide certain programming, management and other technology services as well as a $2.25 hour increase in the existing hourly rate schedule for junior programmers in India in order to reimburse SIT for its increased costs for such services. The summary of changes to the Programming Agreement set forth above is qualified in its entirety by reference to the Programming Agreement attached to this report as Exhibit 10.1 and incorporated herein by reference.

Item 2.02.           Results of Operations and Financial Condition.

(a)     On November 12, 2007, SPAR Group, Inc. (the "Registrant"), issued the press release attached to this Current Report on Form 8-K (the "Report") as Exhibit 99.1 reporting its financial results for the fiscal quarter ended September 30, 2007, which is incorporated herein by reference.

The information in Item 2.02 of this Report, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. It shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On November 8, 2007, the Governance Committee and the Board of Directors (the "Board") of SPAR Group, Inc. (the "Registrant"), approved amendments to Article VII of the Registrant's Bylaws (as amended through the date hereof, the "Bylaws") enabling the Registrant to issue uncertificated shares in accordance with recent amendments to rules enacted by The Nasdaq Stock Market, Inc. ("Nasdaq"). The new Nasdaq rules require all securities listed on Nasdaq to be eligible for a "direct registration program" operated by a clearing agency by January 1, 2008, enabling the Board to authorize and permit (through further action) the Registrant's stockholders to establish a book-entry ownership position directly on the books of the issuer, either directly or through the company's transfer agent, and to electronically transfer such position. The new Nasdaq rules also allow stockholders to have their securities registered in their names without having physical certificates issued.

The Bylaws, as so amended, are effective as of November 8, 2007. The summary of changes to the Bylaws set forth above is qualified in its entirety by reference to the Bylaws attached to this report as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits.

(a)     Exhibits:

3.2       Amended and Restated Bylaws of SPAR Group, Inc., as amended through November 8, 2007.

10.1     Amended and Restated Programming and Support Agreement by and between SPAR Marketing Force, Inc. and SPAR Infotech, Inc., dated and effective as of September 15, 2007.

99.1     Press Release of the Registrant dated November 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR GrouP, INC.

Date: November 14, 2007	By:	/s/ Charles Cimitile
Charles Cimitile
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws of SPAR Group, Inc., as amended through November 8, 2007.
10.1	Amended and Restated Programming and Support Agreement by and between SPAR Marketing Force, Inc. and SPAR Infotech, Inc. dated and effective as of September 15, 2007.
99.1	Press Release of the Registrant dated November 12, 2007.